SCHWAB CAPITAL TRUST

Laudus International MarketMasters Fund

(the “Fund”)

Supplement dated January 10, 2014 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2013, as supplemented May 17, 2013 and March 13, 2013

This supplement provides new and additional information beyond that contained in the Fund’s

Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Effective December 31, 2013, W. George Greig of William Blair & Company, L.L.C. (“William Blair”), one of the Fund’s investment sub-advisers, no longer serves as a co-portfolio manager for the Fund. Therefore, all references to Mr. Greig in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

Jeffrey A. Urbina and Simon Fennell of William Blair will continue to be responsible for the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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